FLAHERTY & CRUMRINE TOTAL RETURN FUND

To the Shareholders of Flaherty & Crumrine Total Return Fund (“FLC”):

Fiscal 2017 has been a very good year for preferred securities, and the third fiscal quarter1 continued in stride. Total return2 on net asset value (“NAV”) was 3.1% for the quarter, bringing total return for the first nine months of fiscal 2017 to 16.3%. Total return on market price over the same periods was -0.1% and 14.1%, respectively.

Credit conditions continue to provide a supportive backdrop for yields and spreads, as most issuers of preferreds maintain strong balance sheets. Bank payout ratios (common stock dividends plus share buybacks) are now averaging at or above 100% of current earnings, which means, as a group, banks are no longer adding to their common equity layer of capital. Normally, this could be cause for concern – but given years of balance-sheet strengthening since the financial crisis, these payout ratios are comfortably supported.

Political headlines of all flavors remain omnipresent, including topics such as healthcare reform, tax reform, immigration, and North Korea. Equity and fixed-income markets, however, have largely ignored a lack of near-term progress on these issues and focused on potential for positive economic developments – notably lower taxes and regulatory reform. There are winners and losers in all policy decisions, but markets are pricing in some upside from lower tax rates and reduced regulatory burdens.

Away from these headlines, we have been living in a low-volatility financial environment for quite some time, which has been positive for spreads of most fixed-income products. Mid- to longer-term interest rates generally fell during the quarter, although rates have remained relatively range-bound in recent years. For example, the constant-maturity 10-year Treasury yield, currently around 2.3%, has been within about 0.75% of today’s rate since mid-2011. The economy continues to expand moderately with few signs of higher inflation. As a result, the Federal Reserve is moving very deliberately in removing accommodative monetary policy. The Fed last hiked the federal funds rate in June and has another 0.25% hike penciled in for December. In October, it will begin scaling back reinvestment of Treasury and mortgage-backed securities acquired in the wake of the financial crisis. Although we expect markets will take unwinding of “quantitative easing” in stride, the Fed will be the first major central bank to shrink its balance sheet, and this is a new source of market uncertainty.

Financial regulators in the United Kingdom announced that London banks will no longer be required to submit quotes for LIBOR (London interbank offered rate) after December 31, 2021. Since LIBOR is a reference rate for trillions of dollars of financial instruments – including many floating and fixed-to-floating rate preferred securities – it will be critical to find an alternative benchmark reference rate for instruments continuing past 2021. The Federal Reserve assigned the Alternative Reference Rate Committee (ARRC) to work on a transition from U.S. Dollar LIBOR to a new benchmark reference rate, and they have already identified viable alternatives. Once an alternative is finalized, transition to a new benchmark reference rate will be complicated by the sheer number of instruments involved and mechanics of a change. This process will take time, but we believe market participants have a large incentive to get it right.

[1]	June 1, 2017—August 31, 2017
[2]	Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

One of the best places to find total return this quarter was in the primary market. New issue supply has been limited all year, and redemptions of higher-coupon preferred securities have continued at a healthy pace. Many offerings were met with strong demand that exceeded deal size, which in turn pushed prices up. This robust primary market also boosted secondary markets, as prices adjusted to reflect new-issue clearing levels.

During the quarter, a modest drop in interest rates helped lower-coupon securities outperform higher-coupon securities at the margin. Like last quarter, it is difficult to identify laggards in the portfolio this year. Performance lag has been relative return – not absolute negative return – in most cases – typically a result of call (redemption) features embedded in most preferreds. As a security moves above its call price, the call option limits further upside potential as rates or spread move lower. Investors continue to earn coupons, many of which are tax-advantaged, but price increases become more limited.

Looking forward, returns should come mostly from the coupons on securities as the pace of price gains tapers off or even reverses. Compared to fixed-income alternatives, however, preferred securities continue to offer value. Market volatility could increase, and economic or credit conditions could change – which may cause spreads to widen – but we believe preferreds’ combination of credit quality and yield will be difficult to replace in other fixed-income asset classes.

As always, we encourage you to visit the Fund’s website, www.preferredincome.com, for important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

September 30, 2017

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OVERVIEW

August 31, 2017 (Unaudited)

Fund Statistics

Net Asset Value	$21.79

Market Price	$21.51

Discount	1.28%

Yield on Market Price	7.03%

Common Stock Shares Outstanding	9,958,104

Moody’s Ratings*	% of Net Assets†

A	1.0%

BBB	61.8%

BB	28.1%

Below “BB”	0.2%

Not Rated**	7.8%

Below Investment Grade***	25.3%

Senior Debt Rating Below Investment Grade****	1.1%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 1.1%.
***	Below investment grade by all of Moody’s, S&P and Fitch.
****	Issuer’s senior unsecured debt or issuer rating is below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

MetLife	4.9%

JPMorgan Chase & Co	4.7%

PNC Financial Services Group	4.7%

Wells Fargo & Company	4.1%

Liberty Mutual Group	3.8%

Citigroup Inc	3.5%

BNP Paribas	3.4%

Fifth Third Bancorp	3.1%

Enbridge Energy Partners	2.9%

XL Group Limited	2.7%

% of Net Assets*****†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	57%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	44%

*****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS

August 31, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 92.9%
	Banking — 50.6%
6,700	Astoria Financial Corporation, 6.50%, Series C	$173,212	*
$2,550,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then ISDA5 + 5.168%, 144A****	2,856,127	**(2)
$710,000	Banco Mercantil del Norte SA, 7.625% to 01/06/28 then T10Y + 5.353%, 144A****	766,445	**(2)
	Bank of America Corporation:
$7,280,000	8.00% to 01/30/18 then 3ML + 3.63%, Series K	7,421,232	*(1)
$400,000	8.125% to 05/15/18 then 3ML + 3.64%, Series M	414,100	*
	Barclays Bank PLC:
$1,732,000	7.875% to 03/15/22 then SW5 + 6.772%, 144A****	1,887,792	**(2)
88,112	8.125%, Series 5	2,362,283	**(1)(2)
	BNP Paribas:
$7,830,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	8,847,900	**(1)(2)
$2,000,000	7.625% to 03/30/21 then SW5 + 6.314%, 144A****	2,192,500	**(1)(2)
	Capital One Financial Corporation:
17,022	6.00%, Series H	452,147	*
15,436	6.20%, Series F	413,685	*
28,100	6.70%, Series D	764,671	*(1)
	Citigroup, Inc.:
$500,000	5.875% to 03/27/20 then 3ML + 4.059%, Series O	523,125	*
214,568	6.875% to 11/15/23 then 3ML + 4.13%, Series K	6,210,134	*(1)
155,338	7.125% to 09/30/23 then 3ML + 4.04%, Series J	4,576,630	*(1)
	CoBank ACB:
15,300	6.125%, Series G, 144A****	1,533,825	*
17,500	6.20% to 01/01/25 then 3ML + 3.744%, Series H, 144A****	1,882,891	*
25,000	6.25% to 10/01/22 then 3ML + 4.557%, Series F, 144A****	2,697,657	*(1)
$609,000	6.25% to 10/01/26 then 3ML + 4.66%, Series I, 144A****	671,931	*
$10,000,000	Colonial BancGroup, 7.114%, 144A****	15,000	(3)(4)††
335,576	Fifth Third Bancorp, 6.625% to 12/31/23 then 3ML + 3.71%, Series I	9,984,225	*(1)
	First Horizon National Corporation:
875	First Tennessee Bank, 3ML + 0.85%, min 3.75%, 3.75%(5), 144A****	682,500	*
3	FT Real Estate Securities Company, 9.50% 03/31/31, 144A****	3,896,250
	Goldman Sachs Group:
$390,000	5.70% to 05/10/19 then 3ML + 3.884%, Series L	404,137	*
60,000	6.375% to 05/10/24 then 3ML + 3.55%, Series K	1,740,600	*(1)

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	HSBC Holdings PLC:
$1,400,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	$2,230,368	(1)(2)
$500,000	HSBC Holdings PLC, 6.00% to 05/22/27 then ISDA5 + 3.746%	527,000	**(2)
$1,370,000	HSBC Holdings PLC, 6.875% to 06/01/21 then ISDA5 + 5.514%	1,493,985	**(1)(2)
132,100	HSBC Holdings PLC, 8.00%, Series 2	3,581,561	**(1)(2)
140,000	Huntington Bancshares, Inc., 6.25%, Series D	3,890,950	*(1)
30,000	ING Groep NV, 6.375%	774,900	**(2)
	JPMorgan Chase & Company:
$750,000	6.00% to 08/01/23 then 3ML + 3.30%, Series R	813,750	*(1)
61,469	6.70%, Series T	1,658,434	*(1)
$4,791,000	6.75% to 02/01/24 then 3ML + 3.78%, Series S	5,479,706	*(1)
$7,000,000	7.90% to 04/30/18 then 3ML + 3.47%, Series I	7,218,750	*(1)
122,200	KeyCorp, 6.125% to 12/15/26 then 3ML + 3.892%, Series E	3,590,542	*(1)
$3,500,000	M&T Bank Corporation, 6.45% to 02/15/24 then 3ML + 3.61%, Series E	3,937,500	*(1)
$730,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%, 144A****	753,725	**(2)
	Morgan Stanley:
15,000	5.85% to 04/15/27 then 3ML + 3.491%, Series K	408,938	*
85,000	6.875% to 01/15/24 then 3ML + 3.94%, Series F	2,474,563	*(1)
86,900	7.125% to 10/15/23 then 3ML + 4.32%, Series E	2,557,684	*(1)
235,200	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	6,905,472	*
	PNC Financial Services Group, Inc.:
412,004	6.125% to 05/01/22 then 3ML + 4.067%, Series P	11,739,024	*(1)
$2,850,000	6.75% to 08/01/21 then 3ML + 3.678%, Series O	3,231,187	*(1)
$2,515,000	RaboBank Nederland, 11.00% to 06/30/19 then 3ML + 10.868%, 144A****	2,895,394	(1)(2)
	Sovereign Bancorp:
3,000	Sovereign REIT, 12.00%, Series A, 144A****	3,761,250
	Standard Chartered PLC:
$3,170,000	7.50% to 04/02/22 then SW5 + 6.301%, 144A****	3,440,401	**(1)(2)
$1,500,000	7.75% to 04/02/23 then SW5 + 5.723%, 144A****	1,638,750	**(2)
157,400	State Street Corporation, 5.90% to 03/15/24 then 3ML + 3.108%, Series D	4,399,724	*(1)
63,000	US Bancorp, 6.50% to 01/15/22 then 3ML + 4.468%, Series F	1,831,568	*(1)
39,000	Valley National Bancorp, 5.50% to 09/30/22 then 3ML + 3.578%, Series B	1,033,500	*
86,400	Webster Financial Corporation, 6.40%, Series E	2,196,504	*

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	Wells Fargo & Company:
24,700	5.625%, Series Y	$642,015	*
81,100	5.85% to 09/15/23 then 3ML + 3.09%, Series Q	2,203,690	*(1)
$1,250,000	5.875% to 06/15/25 then 3ML + 3.99%, Series U	1,389,062	*(1)
106,200	6.625% to 03/15/24 then 3ML + 3.69%, Series R	3,051,126	*(1)
$1,458,000	7.98% to 03/15/18 then 3ML + 3.77%, Series K	1,503,562	*(1)
169,700	8.00%, Series J	4,334,562	*(1)
	Zions Bancorporation:
5,000	6.30% to 03/15/23 then 3ML + 4.24%, Series G	137,813	*
$1,500,000	7.20% to 09/15/23 then 3ML + 4.44%, Series J	1,655,625	*

		162,753,584

	Insurance — 22.1%
145,144	Allstate Corporation, 6.625%, Series E	3,920,702	*(1)
$1,290,000	Aon Corporation, 8.205% 01/01/27	1,696,350	(1)
	Arch Capital Group, Ltd.:
16,000	5.25%, Series E	396,040	**(2)
14,200	5.45%, Series F	359,260	**(2)
80,000	6.75%, Series C	2,065,800	**(1)(2)
	Aspen Insurance Holdings Ltd.:
25,000	5.625%	646,250	**(2)
9,000	5.95% to 07/01/23 then 3ML + 4.06%	259,290	**(2)
$620,000	AXA SA, 6.379% to 12/14/36 then 3ML + 2.256%, 144A****	710,284	**(1)(2)
5,000	Axis Capital Holdings Ltd., 5.50%, Series E	126,500	**(2)
	Chubb Ltd.:
$1,550,000	Ace Capital Trust II, 9.70% 04/01/30	2,348,250	(1)(2)
210,000	Delphi Financial Group, 3ML + 3.19%, 4.505%(5) 05/15/37	4,370,625	(1)
57,000	Endurance Specialty Holdings, 6.35%, Series C	1,526,033	**(1)(2)
$3,325,000	Everest Reinsurance Holdings, 3ML + 2.385%, 3.70%(5) 05/15/37	3,117,187	(1)
7,500	Hartford Financial Services Group, Inc., 7.875% to 04/15/22 then 3ML + 5.596%, 04/15/42	229,969
$6,351,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	8,041,954	(1)
	MetLife:
$5,335,000	Metlife, Inc., 9.25% 04/08/38, 144A****	7,935,812	(1)
$4,130,000	Metlife, Inc., 10.75% 08/01/39	6,948,725	(1)
$577,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	783,277	(1)

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	PartnerRe Ltd.:
33,950	5.875%, Series I	$876,929	**(1)(2)
13,917	6.50%, Series G	375,898	**(1)(2)
117,494	7.25%, Series H	3,435,818	**(1)(2)
$704,000	Prudential Financial, Inc., 5.625% to 06/15/23 then 3ML + 3.92%, 06/15/43	762,960	(1)
$5,300,000	QBE Insurance Group Ltd., 7.50% to 11/24/23 then SW10 + 6.03%, 11/24/43, 144A****	6,121,500	(1)(2)
	Unum Group:
$3,251,000	Provident Financing Trust I, 7.405% 03/15/38	3,746,777	(1)
60,339	W.R. Berkley Corporation, 5.75% 06/01/56	1,584,050	(1)
	XL Group Limited:
$2,000,000	Catlin Insurance Company Ltd., 3ML + 2.975%, 4.2811%(5), 144A****	1,935,000	(1)(2)
$7,200,000	XL Capital Ltd., 3ML + 2.4575%, 3.7611%(5), Series E	6,736,680	(1)(2)

		71,057,920

	Utilities — 11.4%
	Commonwealth Edison:
$3,394,000	COMED Financing III, 6.35% 03/15/33	3,746,127	(1)
195,000	Dominion Resources, Inc., 5.25% 07/30/76, Series A	5,027,588	(1)
	DTE Energy Company:
40,000	5.375% 06/01/76, Series B	1,035,696	(1)
46,993	6.00% 12/15/76, Series F	1,275,508
$2,940,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016A	3,369,221	(1)(2)
70,791	Georgia Power Company, 6.50%, Series 2007A	7,205,200	*
17,800	Indianapolis Power & Light Company, 5.65%	1,836,182	*(1)
100,233	Integrys Energy Group, Inc., 6.00% to 08/01/23 then 3ML + 3.22%, 08/01/73	2,807,777	(1)
	NextEra Energy:
$1,997,000	FPL Group Capital, Inc., 3ML + 2.125%, 3.3706%(5), 06/15/67, Series C	1,907,135	(1)
$375,000	FPL Group Capital, Inc., 7.30% to 09/01/17 then 3ML + 3.3475%, 09/01/67, Series D	377,812	(1)
	PPL Corp:
$3,450,000	PPL Capital Funding, Inc., 3ML + 2.665%, 3.9614%(5), 03/30/67, Series A	3,406,875	(1)
$3,900,000	Puget Sound Energy, Inc., 6.974% to 12/01/17 then 3ML + 2.53%, 06/01/67, Series A	3,802,500	(1)
	Southern California Edison:
30,000	SCE Trust V, 5.45% to 03/15/26 then 3ML + 3.79%, Series K	857,175	*(1)

		36,654,796

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Energy — 5.2%
$750,000	DCP Midstream LLC, 5.85% to 05/21/23 then 3ML + 3.85%, 05/21/43, 144A****	$699,375
$1,500,000	Enbridge, Inc., 6.00% to 01/15/27 then 3ML + 3.89%, 01/15/77	1,590,690	(1)(2)
$9,485,000	Enbridge Energy Partners LP, 8.05% to 10/01/17 then 3ML + 3.7975%, 10/01/37	9,485,000	(1)
	Enterprise Products Operating L.P.:
$750,000	3ML + 3.7075%, 5.0181%(5), 08/01/66, Series A	752,947	(1)
$1,000,000	5.25% to 08/16/27 then 3ML + 3.033%, 08/16/77, Series E	1,003,250
	Transcanada Pipelines, Ltd.:
$1,500,000	5.30% to 03/15/27 then 3ML + 3.208%, 03/15/77, Series 2017-A	1,548,112	(2)
$1,500,000	5.875% to 08/15/26 then 3ML + 4.64%, 08/15/76, Series 2016-A	1,638,750	(1)(2)

		16,718,124

	Real Estate Investment Trust (REIT) — 0.5%
	National Retail Properties, Inc.:
12,315	5.20%, Series F	305,043
27,378	5.70%, Series E	699,303	(1)
	PS Business Parks, Inc.:
16,529	5.20%, Series W	416,737
4,883	5.70%, Series V	125,164
9,128	5.75%, Series U	230,756

		1,777,003

	Miscellaneous Industries — 3.1%
	BHP Billiton Limited:
$600,000	BHP Billiton Finance U.S.A., Ltd., 6.75% to 10/19/25 then SW5 + 5.093%, 10/19/75, 144A****	697,500	(2)
$1,388,000	General Electric Company, 5.00% to 01/21/21 then 3ML + 3.33%, Series D	1,467,810	*(1)
$4,350,000	Land O’ Lakes, Inc., 7.25%, Series B, 144A****	4,708,875	*
34,700	Ocean Spray Cranberries, Inc., 6.25%, 144A****	3,201,075	*

		10,075,260

	Total Preferred Securities (Cost $282,268,644)	299,036,687

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2017 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — 5.9%
	Banking — 2.7%
$2,951,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	$4,038,455	(1)
152,100	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	3,907,069	(1)
18,000	Zions Bancorporation, 6.95% to 09/15/23 then 3ML + 3.89%, 09/15/28, Sub Notes	540,563

		8,486,087

	Financial Services — 0.0%
$4,726,012	Lehman Brothers, Guaranteed Note, 5.843%, 144A****	97,828	(3)(4)††

		97,828

	Insurance — 1.3%
$3,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	4,299,177	(1)

		4,299,177

	Energy — 0.4%
$940,000	Energy Transfer Partners LP, 8.25% 11/15/29	1,238,805	(1)

		1,238,805

	Communication — 0.6%
	Qwest Corporation:
62,091	6.50% 09/01/56	1,575,404
9,670	6.75% 06/15/57	248,640
500	6.875% 10/01/54	13,091

		1,837,135

	Miscellaneous Industries — 0.9%
12,000	eBay, Inc., 6.00% 02/01/56	324,510
$2,160,000	Pulte Group, Inc., 7.875% 06/15/32	2,559,600	(1)

		2,884,110

	Total Corporate Debt Securities (Cost $15,212,276)	18,843,142

Common Stock — 0.2%
	Banking — 0.2%
13,500	CIT Group, Inc.	605,475	*

		605,475

	Total Common Stock (Cost $2,533,093)	605,475

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2017 (Unaudited)

Shares/$ Par		Value

Money Market Fund — 0.0%
	BlackRock Liquidity Funds:
153,273	T-Fund, Institutional Class	$153,273

	Total Money Market Fund (Cost $153,273)	153,273

Total Investments (Cost $300,167,286***)	99.0%		318,638,577

Other Assets And Liabilities (Net)	1.0%		3,124,968

Total Managed Assets	100.0%	‡	$321,763,545

Loan Principal Balance			(104,800,000)

Total Net Assets Available To Common Stock			$216,963,545

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2017, these securities amounted to $81,882,363 or 25.4% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $195,227,559 at August 31, 2017.
(2)	Foreign Issuer.
(3)	Level 3, illiquid security (designation is unaudited; see Note 2: Significant Accounting Policies).
(4)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of August 31, 2017.
(5)	Represents the rate in effect as of the reporting date.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
3ML	—	3-Month ICE LIBOR USD A/360
ISDA5	—	5-year USD ICE Swap Semiannual 30/360
SW5	—	5-year USD Swap Semiannual 30/360
SW10	—	10-year USD Swap Semiannual 30/360
T10Y	—	Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2016 through August 31, 2017 (Unaudited)

Value
OPERATIONS:
Net investment income	$10,540,882
Net realized gain/(loss) on investments sold during the period	1,275,824
Change in net unrealized appreciation/(depreciation) of investments	19,604,535

Net increase in net assets resulting from operations	31,421,241

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(11,839,498)

Total Distributions to Common Stock Shareholders	(11,839,498)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	460,054

Net increase in net assets available to Common Stock resulting from Fund share transactions	460,054

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$20,041,797

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$196,921,748
Net increase in net assets during the period	20,041,797

End of period	$216,963,545

(1)

These tables summarize the nine months ended August 31, 2017 and should be read in conjunction with the Fund’s audited financial statements, including notes to the financial statements, in its Annual Report dated November 30, 2016.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2016 through August 31, 2017 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$19.82

INVESTMENT OPERATIONS:
Net investment income	1.06
Net realized and unrealized gain/(loss) on investments.	2.10

Total from investment operations	3.16

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.19)

Total distributions to Common Stock Shareholders	(1.19)

Net asset value, end of period	$21.79

Market value, end of period	$21.51

Common Stock shares outstanding, end of period	9,958,104

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	6.71	%*
Operating expenses including interest expense	2.29	%*
Operating expenses excluding interest expense	1.28	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	15	%**
Total managed assets, end of period (in 000’s)	$321,764
Ratio of operating expenses including interest expense to total managed assets	1.52	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.85	%*

(1)

These tables summarize the nine months ended August 31, 2017 and should be read in conjunction with the Fund’s audited financial statements, including notes to the financial statements, in its Annual Report dated November 30, 2016.

*	Annualized.
**	Not annualized.
†	The net investment income ratio reflects income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 30, 2016	$0.1330	$19.96	$19.87	$19.93
January 31, 2017	0.1330	20.42	20.93	20.42
February 28, 2017	0.1330	20.81	20.51	20.49
March 31, 2017	0.1330	20.79	21.17	20.79
April 30, 2017	0.1330	21.24	21.44	21.24
May 31, 2017	0.1330	21.52	22.07	21.52
June 30, 2017	0.1330	21.81	22.29	21.81
July 31, 2017	0.1330	21.91	21.53	21.57
August 31, 2017	0.1260	21.79	21.51	21.53

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At August 31, 2017, the aggregate cost of securities for federal income tax purposes was $311,498,369, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $30,663,121 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $23,522,913.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

A summary of the inputs used to value the Fund’s investments as of August 31, 2017 is as follows:

	Total Value at August 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$162,753,584	$140,830,893	$21,907,691	$15,000
Insurance	71,057,920	38,969,993	32,087,927	—
Utilities	36,654,796	20,064,787	16,590,009	—
Energy	16,718,124	6,533,749	10,184,375	—
Real Estate Investment Trust (REIT)	1,777,003	1,777,003	—	—
Miscellaneous Industries	10,075,260	2,165,310	7,909,950	—
Corporate Debt Securities
Banking	8,486,087	4,447,632	4,038,455	—
Financial Services	97,828	—	—	97,828
Insurance	4,299,177	—	4,299,177	—
Energy	1,238,805	—	1,238,805	—
Communication	1,837,135	1,837,135	—	—
Miscellaneous Industries	2,884,110	324,510	2,559,600	—
Common Stock
Banking	605,475	605,475	—	—
Money Market Fund	153,273	153,273	—	—

Total Investments	$318,638,577	$217,709,760	$100,815,989	$112,828

During the reporting period, securities with an aggregate market value of $2,856,127 were transferred into Level 1 from Level 2. The securities were transferred due to an increase in the quantity and quality of information related to trading activity or broker quotes for these securities. During the period, there were no transfers into Level 2 from Level 1. During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board of Directors and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities	Corporate Debt Securities
	Total Investments	Banking	Financial Services
Balance as of 11/30/16	$112,356	$15,000	$97,356
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	472	—	472
Purchases	—	—	—
Sales	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Balance as of 08/31/17	$112,828	$15,000	$97,828

For the nine months ended August 31, 2017, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $472.

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 08/31/17	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
(Banking)	$15,000	Bankruptcy recovery	Credit/Structure-specific recovery	0.00%-0.50% (0.15%)

Corporate Debt Securities (Financial Services)	97,828	Bankruptcy recovery and market information	Credit/Structure-specific recovery	1%-4% (2.1%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

3.	Subsequent Event

Management has evaluated the impact of all subsequent events in the Fund through the date this quarterly report was issued, and has determined that there was the following subsequent event:

The Fund recently amended its committed financing agreement with BNP Paribas Prime Brokerage International, Ltd. (“Financing Agreement”). Effective September 1, 2017, the lender charges an annualized rate of one-month LIBOR (reset monthly) plus 0.80% on the drawn (borrowed) balance. Prior to that date, the lender charged an annualized rate of three-month LIBOR (reset quarterly) plus 0.90% on the drawn balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. As of September 1, 2017, the committed amount and amount borrowed was $104,800,000. The Financing Agreement may be amended from time to time to allow for changes in the committed amount.

Directors

R. Eric Chadwick, CFA

Chairman of the Board

Morgan Gust

David Gale

Karen H. Hogan

Officers

R. Eric Chadwick, CFA

Chief Executive Officer and

President

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Chief Financial Officer,

Vice President and Treasurer

Roger W. Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Total Return Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

August 31, 2017

www.preferredincome.com